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                         DUKE REALTY LIMITED PARTNERSHIP
                                MEDIUM-TERM NOTES
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                             DISTRIBUTION AGREEMENT


                                                                    May 13, 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

FIRST CHICAGO CAPITAL MARKETS, INC.
One First National Plaza
Chicago, Illinois  60670

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

J.P. MORGAN SECURITIES INC.
60 Wall Street
New York, New York  10260

UBS SECURITIES LLC
299 Park Avenue
New York, New York  10171


Dear Sirs:

          Duke Realty Limited Partnership, an Indiana limited partnership (the "Operating Partnership"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &


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Smith Incorporated, First Chicago Capital Markets, Inc., Goldman, Sachs & Co.,
J.P. Morgan Securities Inc. and UBS Securities LLC (each, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Operating Partnership of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an indenture, dated as of September 19, 1995, as amended, supplemented or modified from time to time, including the First Supplemental Indenture thereto dated as of September 19, 1995 (the "Indenture"), between the Operating Partnership and The First National Bank of Chicago, as trustee (the "Trustee"). As of the date hereof, the Operating Partnership has authorized the issuance and sale of up to U.S.$100,000,000 aggregate initial offering price (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign or composite currencies as the Operating Partnership shall designate at the time of issuance) of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Operating Partnership may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

          This Agreement provides both for the sale of Notes by the Operating Partnership to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Operating Partnership directly to investors (as may from time to time be agreed to by the Operating Partnership and the applicable Agent), in which case the applicable Agent will act as an agent of the Operating Partnership in soliciting offers for the purchase of Notes.

          Duke Realty Investments, Inc. (the "Company") and the Operating Partnership have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-04695) for the registration of debt securities of the Operating Partnership, including the Notes, and of common stock, preferred stock and depositary shares of the Company under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Operating Partnership for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations), and any prospectus supplement and pricing supplement relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") or the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Agents by the Operating Partnership for use in connection with the offering of the Notes, whether or not such revised prospectus is required to be filed by the Operating Partnership pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agents for such use. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company or the Operating


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Partnership under Rule 462(b) of the 1933 Act Regulations (a "Rule 462(b)
Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement shall be deemed to be part of the Prospectus.

          The term "subsidiary" means a corporation or a partnership a majority of the outstanding voting stock or partnership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or the Operating Partnership, as the case may be, or by one or more other subsidiaries of the Company or the Operating Partnership.

SECTION 1.   APPOINTMENT AS AGENT.

             (a) APPOINTMENT. Subject to the terms and conditions stated herein and subject to the reservation by the Operating Partnership of the right to sell Notes directly on its own behalf and through or to other dealers or agents, the Operating Partnership hereby appoints each Agent as an agent of the Operating Partnership for purpose of soliciting purchases of the Notes from the Operating Partnership by others. The Operating Partnership may from time to time offer Notes for sale otherwise than through an Agent; PROVIDED, HOWEVER, that so long as this Agreement shall be in effect the Operating Partnership shall not solicit offers to purchase Notes through any agent without amending this Agreement to appoint such agent an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. The Operating Partnership may accept offers to purchase Notes through an agent other than an Agent, PROVIDED that (i) the Operating Partnership shall not have solicited such offers, (ii) the Operating Partnership and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement) and
(iii) the Operating Partnership shall provide the Agents with a copy of such agreement promptly following the execution thereof.

             (b) SALE OF NOTES. The Operating Partnership shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Operating Partnership from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

             (c) PURCHASES AS PRINCIPAL. The Agents shall not have any obligation to purchase Notes from the Operating Partnership as principal, but one or more Agents may agree from time to time to purchase Notes as principal for resale to investors and other purchasers determined by such Agent or Agents. Any such purchase of Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.


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             (d)    SOLICITATIONS AS AGENT.  If agreed upon by an Agent and the
Operating Partnership, such Agent, acting solely as agent for the Operating Partnership and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Operating Partnership, orally, each offer to purchase Notes solicited by it on an agency basis, other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Operating Partnership may accept or reject any proposed purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Operating Partnership in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Operating Partnership. Such Agent shall not have any liability to the Operating Partnership in the event that any such purchase is not consummated for any reason. If the Operating Partnership shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Operating Partnership shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Operating Partnership and
(ii) notwithstanding such default, pay to such Agent any commission to which it would otherwise be entitled.

             (e) RELIANCE. The Operating Partnership and the Agents agree that any Notes purchased by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as agent shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Operating Partnership contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.   REPRESENTATIONS AND WARRANTIES.

             (a) The Operating Partnership represents and warrants to the Agents as of the date hereof, as of the date of each acceptance by the Operating Partnership of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), as of the date of each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent) (the date of each such delivery to one or more Agents as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document incorporated by reference into the Prospectus (each of the times referenced above being referred to herein as a "Representation Date"), as follows:

                 (i) REGISTRATION STATEMENT AND PROSPECTUS. The Registration Statement and the Prospectus, at the time the Registration Statement became effective and at each time thereafter at which an Annual Report on Form 10-K was filed by the Company or the Operating Partnership with the Commission, complied, and as of each applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission promulgated thereunder (the "1939 Act Regulations"); the Registration Statement, at the time it became effective and at each time thereafter at which an Annual Report on Form 10-K was filed by the Company or the Operating Partnership with the Commission, did not, and at each time thereafter at which any amendment to the Registration


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     Statement becomes effective or any Annual Report on Form 10-K is filed by the Company or the Operating Partnership with the Commission and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof, does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company or the Operating Partnership in writing by the Agents expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility on Form T-1 under the 1939 Act (the "Statement of Eligibility") of the Trustee under the Indenture. Each preliminary prospectus, Prospectus, preliminary prospectus supplement and prospectus supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied or will comply when so filed in all material respects with the 1933 Act and the 1933 Act Regulations thereunder. If a Rule 462(b) Registration Statement is required in connection with the offering and sale of Notes, the Company and the Operating Partnership have complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

                (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, as of each Representation Date or during the period specified in Section 4(e) hereof, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii) ACCOUNTANTS. KPMG Peat Marwick LLP, the accounting firm that audited the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                (iv) FINANCIAL STATEMENTS. The financial statements (including the notes thereto) included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally


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     accepted accounting principles applied on a consistent basis throughout the periods involved; the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included the Prospectus under the caption "Selected Consolidated Financial Data" and in
     Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein. Pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations and guidelines of the American Institute of Certified Public Accountants with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Operating Partnership and the Company, as applicable, at the respective dates indicated and the results of operations for the respective periods specified.

                 (v) NO STOP ORDER. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

                (vi) MATERIAL CHANGES OR MATERIAL TRANSACTIONS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership and any of their respective subsidiaries, whether or not arising in the ordinary course of business; (B) there has been no adverse change, material to the Duke Group (as hereinafter defined) as a whole, in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of any of the real properties owned, directly or indirectly, by the Company, the Operating Partnership or any subsidiary (the "Properties") or any entity wholly or partially owned by the Company, the Operating Partnership or any subsidiary which owns any Property (a "Property Partnership") (the Company, the Operating Partnership, the subsidiaries and the Property Partnerships are hereinafter jointly referred to as the "Duke Group") , whether or not arising in the ordinary course of business; (C) no material casualty loss or material condemnation or other material adverse event with respect to any Property has occurred; (D) there have been no transactions or acquisitions entered into by the Duke Group, other


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     than those in the ordinary course of business, which are material with respect to the Duke Group as a whole; (E) neither the Company, the Operating Partnership nor any of their respective subsidiaries has incurred any obligation or liability, direct, contingent or otherwise which is material to the Duke Group as a whole; (F) there has been no material change in the short-term debt or long-term debt of the Duke Group as a whole; (G) except for regular quarterly dividends on the Company's Common Stock, $.01 par value per share (the "Common Stock"), and dividends on the Company's Preferred Stock, $.01 par value per share, in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (H) with the exception of transactions in connection with stock option and dividend reinvestment plans, the issuance of shares of Common Stock upon the exchange of partnership interests in the Operating Partnership ("Units") and the issuance of Units in connection with the acquisition of real or personal property, there has been no change in the capital stock or in the partnership interests, as the case may be, of the Company, the Operating Partnership or any subsidiary.

               (vii) DUE FORMATION. Each of the Company and the Operating Partnership has been duly formed, and is validly existing and in good standing as a corporation or partnership under the laws of its jurisdiction of organization, with corporate or partnership power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Indenture.

              (viii) SUBSIDIARIES. Each of the Company's and the Operating Partnership's subsidiaries has been duly formed, and is validly existing and in good standing as a corporation or partnership under the laws of its jurisdiction of organization, with corporate or partnership power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus.

                (ix) QUALIFICATION. Each of the Company, the Operating Partnership, their respective subsidiaries and the Property Partnerships is duly qualified or registered as a foreign partnership or corporation in good standing and authorized to do business in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise (a "Material Adverse Effect").

                 (x) PARTNER'S EQUITY AND UNITS. All the issued and outstanding Units have been duly authorized and are validly issued, fully paid and non-assessable, except as provided under Indiana Code Section 23-16-7-8, and have been offered and sold or exchanged in compliance with all applicable laws (including, without limitation, federal, state or foreign securities laws).


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                (xi)     SUBSIDIARY CAPITAL STOCK.  All of the issued and
     outstanding shares of capital stock and partnership interests, as the case may be, of each subsidiary have been validly issued and fully paid and, other than the Property Partnerships, Duke Realty Services Limited Partnership (the "Services Partnership") and Duke Construction Limited Partnership (the "Construction Partnership"), are owned by the Company, the Operating Partnership or a subsidiary, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Neither the Company nor the Operating Partnership owns any direct or indirect equity interest in any entity other than the subsidiaries and the Property Partnerships, except for such interests as, in the aggregate, are not material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise. Duke Services, Inc. is the sole general partner and a 1% owner of the Services Partnership, and the Operating Partnership and DMI Partnership are the sole limited partners and 9% and 90% owners, respectively, of the Services Partnership. The Services Partnership is the sole general partner and a 1% owner of the Construction Partnership. The 99% limited partnership interest of the Construction Partnership is owned by Duke Realty Construction, Inc., an Indiana corporation which is owned 4.04% by the Services Partnership and 95.96% by DMI Partnership.

               (xii) NO RIGHTS, WARRANTS OR OPTIONS. Except for transactions described in the Prospectus and transactions in connection with dividend reinvestment plans, and stock option and other employee benefit plans, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or partnership or other equity interest in the Company, the Operating Partnership or any subsidiary except for the shares of Common Stock which may be issued in exchange for Units.

              (xiii) DUE FORMATION AND QUALIFICATION OF THE PROPERTY PARTNERSHIPS. Each of the Property Partnerships has been duly formed as a partnership or a limited liability company, as the case may be, and is validly existing and in good standing as a partnership or limited liability company under the laws of its jurisdiction of organization and, if formed under the laws of a jurisdiction other than the State of Indiana, in good standing under the laws of such jurisdiction; each of the Property Partnerships has the requisite power and authority to own, lease and operate its properties, to conduct the business in which it is engaged and to enter into and perform its respective obligations under the agreements, to which it is a party. Each of the partnership or operating agreements, as the case may be, of the Property Partnerships is in full force and effect.

               (xiv) AUTHORIZATION AND VALIDITY OF THE NOTES. The Notes are in the form contemplated in the Indenture, have been duly authorized by the Operating Partnership for issuance, offer and sale pursuant to this Agreement and, when executed authenticated, issued and delivered in the manner provided for in this Agreement and the Indenture, against payment of the consideration therefor, will constitute valid and legally binding obligations of the Operating Partnership, entitled to the benefits of the Indenture and such Notes will be enforceable against the Operating Partnership in accordance with their terms, except as such


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     enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon payment of the purchase price and delivery of such Notes in accordance herewith, each of the purchasers thereof will receive good, valid and marketable title to such Notes, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of the Notes conform to all statements and descriptions related thereto in the Prospectus.

                (xv) CONTRACTS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required and the descriptions thereof or references thereto are correct in all material respects and no material defaults exist in the due performance or observance of any material obligation, agreement, covenant or condition contained in any such contract or document.

               (xvi) VIOLATION OF CHARTER, BY-LAWS, ETC.. None of the entities comprising the Duke Group is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of its property or assets is subject, which default separately or in the aggregate would have a Material Adverse Effect.

              (xvii) AUTHORIZATION AND VALIDITY OF THIS AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Operating Partnership and, upon execution and delivery by the Agents, will constitute a valid and legally binding obligation of the Operating Partnership, enforceable in accordance with its terms.

             (xviii)     AUTHORIZATION AND VALIDITY OF THE INDENTURE.  The
     Indenture (A) has been duly qualified under the 1939 Act, has been duly and validly authorized, executed and delivered by the Operating Partnership and constitutes a valid and binding obligation of the Operating Partnership, enforceable in accordance with its terms, and (B) conforms in all material respects to the description thereof in the Prospectus.

               (xix) AUTHORIZATION OF PARTNERSHIP AGREEMENTS. Each of the partnership agreements to which any of the Company, the Operating Partnership or their respective subsidiaries is a party has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation thereof, enforceable in accordance with its terms.

                (xx) NO DEFAULTS. The execution and delivery of this Agreement, the Indenture and the Notes, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby and thereby or in the


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     Prospectus by the Company and the Operating Partnership, will not conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under, or result in the creation of imposition of any lien, charge or encumbrance upon any Property or assets of the Duke Group pursuant to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which the Company, the Operating Partnership or any subsidiary is a party or by which they, either of them, any of their respective properties or other assets or any Property may be bound or subject which is material to the Duke Group as a whole; nor will such action conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under, (A) the charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of the Company, the Operating Partnership or any subsidiary or (B) to the extent it is material, any applicable law, rule, order, administrative regulation or administrative or court decree.

               (xxi) LABOR DISPUTES. No labor dispute with the employees of the Duke Group exists or, to the knowledge of the Operating Partnership, is imminent; and the Operating Partnership is aware of no existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to have a Material Adverse Effect.

              (xxii) LEGAL PROCEEDINGS. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Operating Partnership, threatened against or affecting any entity belonging to the Duke Group, any Properties or any officer or director of the Company, which is material to the Duke Group as a whole and is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or that, if determined adversely to any entity belonging to the Duke Group or any Property, or any such officer or director, will or could reasonably be expected to result in any Material Adverse Effect, or which might materially and adversely affect the Properties or assets of the Duke Group or which might materially and adversely affect the consummation of this Agreement, the Indenture, or the transactions contemplated herein and therein. There are no pending legal or governmental proceedings to which any entity belonging to the Duke Group is a party or of which they or any of their respective properties or assets or any Property or Property Partnership is the subject, including ordinary routine litigation incidental to the business, that are, considered in the aggregate, material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group as a whole. There are no statutes or contracts or documents of the entities comprising the Duke Group which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

             (xxiii)     REGULATORY APPROVALS.  No authorization, approval,
     consent or order of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Operating Partnership of the transactions contemplated by this Agreement or the Indenture, except such as may be required under the 1933 Act, 1933 Act Regulations, the 1939 Act or the 1939 Act


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     Regulations or state or foreign securities laws or real estate syndication laws or such as have been received prior to the date of this Agreement.

              (xxiv) QUALIFICATION AS REAL ESTATE INVESTMENT TRUST. At all times since February 13, 1986, the Company has been, and upon the sale of any Notes, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

               (xxv) INVESTMENT COMPANY ACT. None of the entities comprising the Duke Group is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or is or will become a "holding company" or a "subsidiary company" of a "registered holding company" as defined in the Public Utility Holding Company Act of 1935, as amended.

              (xxvi) INTELLECTUAL PROPERTY. None of the entities comprising the Duke Group is required to own or possess any trademarks, service marks, trade names or copyrights not now lawfully owned, possessed or licensed in order to conduct the business now operated by such entity.

             (xxvii)     LICENSES.  Each entity belonging to the Duke Group
     possesses such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, and none of the entities comprising the Duke Group has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (xxviii)     REGISTRATION RIGHTS.  There are no persons with
     registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

              (xxix) RATINGS. The Notes are rated Baa2 by Moody's Investors Service, Inc., BBB by Standard & Poor's Ratings Service, and BBB by Duff & Phelps Credit Rating, or such other rating as to which the Operating Partnership shall have most recently notified the Agents pursuant to
     Section 4(a)(vi) hereof.

               (xxx) PROPERTIES AND ASSETS. (A) With respect to the Properties, the Company or the Operating Partnership and the Property Partnerships have good and marketable title to all items of real property (and improvements thereon), leasehold interests and general and limited partnership interests, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as are
     (i) described in the Prospectus or the Company's Annual Report on Form 10-K for the most recent fiscal year ended, (ii) referred to in the title policies of such Properties, (iii) serving as security for loans described in the Prospectus, and (iv) nonmaterial and placed on a Property in connection with such Property's development; (B) all contracts of the Operating Partnership and any subsidiary to provide leasing, property management and construction management services, general contractor services for third parties, and real estate development, construction and miscellaneous tenant services businesses (the "Related Businesses"), are enforceable by and in the name of the Operating Partnership and the applicable subsidiary, as the case may be; (C) all liens, charges, encumbrances, claims, or restrictions on or affecting any of the Properties or Related Businesses and the assets of the entities comprising the Duke Group which are required to be disclosed in the Prospectus are disclosed therein; (D) neither the Operating Partnership, any Property Partnership nor any tenant of any of the Properties is in default under any of the ground leases (as lessee) or space leases (as lessor) relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Properties, and none of the entities comprising the Duke Group knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, other than such defaults that would not have a Material Adverse Effect; (E) no tenant under any of the leases, pursuant to which the Operating Partnership or any Property Partnership, as lessor, leases its Property, has an option or right of first refusal to purchase the premises demised under such lease, the exercise of which would have a Material Adverse Effect; (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not individually or in the aggregate have a Material Adverse Effect; and (G) the Operating Partnership has no knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Properties, except such proceedings or actions that would not have a Material Adverse Effect.

              (xxxi) NO CROSS-DEFAULT OR CROSS-COLLATERALIZATION. The mortgages and deeds of trust encumbering the Properties and assets described in the Prospectus are not convertible and none of the Property Partnerships nor any person related to or affiliated with the Property Partnerships holds a participating interest therein and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property not owned by the Operating Partnership.

             (xxxii)     INSURANCE.  Each of the Company, the Operating
     Partnership and their respective subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and none of the Company, the Operating Partnership and their respective subsidiaries has any reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its businesses at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Registration Statement and the Prospectus.

            (xxxiii)     PROHIBITED ACTION.  The Company and the Operating
     Partnership have not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the 1934 Act.

             (xxxiv)     ERISA.  The assets of the Company do not constitute
     "plan assets" under the Employee Retirement Income Security Act of 1974, as amended.

              (xxxv) HAZARDOUS MATERIALS. Except as disclosed in the Prospectus, and, with respect to clauses (A), (B) and (C) below, except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect, (A) each Property, including, without limitation, the Environment (as defined below) associated with such Property, is free of any Hazardous Substance (as defined below), (B) neither the Company nor the Operating Partnership nor any Property Partnership has caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property, and no condition exists on, in, under or, to the knowledge of the Operating Partnership, that could result in the incurrence of material liabilities or any material violations of any Environmental Law (as defined below), give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity; (C) neither the Company, the Operating Partnership nor any Property Partnership is engaged in or intends to engage in any manufacturing or any other operations at the Properties that (1) require the use, handling, transportation, storage, treatment or disposal of any Hazardous Substance or (2) require permits or are otherwise regulated pursuant to any Environmental Law, other than permits which have been obtained; (D) neither the Company nor the Operating Partnership nor any Property Partnership has received any notice of a claim material to the Duke Group as a whole under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on or originating from any Property; (E) neither the Company nor the Operating Partnership nor any Property Partnership has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law; and (F) no Property is included or, to the knowledge of the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or, with the exception of one Property, in respect to which the EPA has advised the Operating Partnership that no further remedial action is planned, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Operating Partnership, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other Environmental Law.

             Excluding such customary amounts as may be lawfully generated, stored, used, treated, disposed of, or otherwise handled or located at any Property, as used herein "Hazardous Substance" shall include, without limitation, any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, toxic waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 3202, as the same may now or hereafter be amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environments or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

             (xxxvi)     TITLE INSURANCE.  Each of the Company, the Operating
     Partnership and their subsidiaries has obtained title insurance on all of the properties owned by each of them in an amount at least equal to (A) the cost to acquire land and improvements in the case of an acquisition of improved property or (B) the cost to acquire land in the case of an acquisition of unimproved property and in each case such title insurance is in full force and effect.

            (xxxvii)     TAXES.  Each of the Company and the Operating
     Partnership has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of such entity) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

           (xxxviii)     DOING BUSINESS WITH CUBA.  The Company and the
     Operating Partnership have complied and will comply with the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

             (b) ADDITIONAL CERTIFICATIONS. Any certificate signed by any officer of the Company, the Operating Partnership or of any of their respective subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by such entity to such Agent or Agents as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

SECTION 3.   PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT.

             (a) PURCHASES AS PRINCIPAL. Unless otherwise agreed by an Agent and the Operating Partnership, Notes shall be purchased by such Agent as principal. Such purchases shall be made in accordance with terms agreed upon by one or more Agents and the Operating Partnership (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Operating Partnership). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Operating Partnership herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the agreement of one or more Agents to purchase Notes from the Operating Partnership as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto.
The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow any portion of the discount received in connection with such purchases from the Operating Partnership to such brokers and dealers. At the time of each purchase of Notes by one or more Agents as principal, such Agent or Agents shall specify the requirements for the stand-off agreement, officers' certificate, opinions of counsel and comfort letter pursuant to Sections 4(k), 7(b), 7(c) and 7(d) hereof. If the Operating Partnership and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Operating Partnership as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; PROVIDED, HOWEVER, that if such arrangements shall not have been completed within such 24-hour period, then:

             (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

             (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Operating Partnership shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

             (b) SOLICITATIONS AS AGENT. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Operating Partnership and an Agent, such Agent, as an agent of the Operating Partnership, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Operating Partnership and such Agent.

             The Operating Partnership reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as agent, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Operating Partnership, such Agent will suspend solicitation of offers for the purchase of Notes from the Operating Partnership until such time as the Operating Partnership has advised such Agent that such solicitation may be resumed.

             The Operating Partnership agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Operating Partnership as a result of a solicitation made by such Agent as set forth in Schedule A hereto.

             (c) ADMINISTRATIVE PROCEDURES. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Operating Partnership and the applicable Agent or Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Operating Partnership in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of Notes shall be agreed upon from time to time by the Operating Partnership, the Agents and the Trustee (the "Procedures"). The Agents and the Operating Partnership agree to perform, and the Operating Partnership agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4.   COVENANTS OF THE OPERATING PARTNERSHIP.

             The Operating Partnership covenants and agrees with the Agents as follows:

             (a) NOTICE OF CERTAIN EVENTS. The Operating Partnership will notify the Agents immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act (other than any amendment, supplement or document relating solely to securities other than the Notes), (iii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (vi) any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities (including the Notes) of the Operating Partnership, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of such debt securities. The Operating Partnership will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

             (b) NOTICE OF CERTAIN PROPOSED FILINGS. The Operating Partnership will give the Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including the filing of a Rule 462(b) Registration Statement) or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or a change relating solely to securities other than the Notes), whether by filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, and will furnish to the Agents copies of any such amendment or supplement or other documents proposed to be filed or used a reasonable time in advance of such proposed filing or use, as the case may be, and will not file any such amendment or supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object.

             (c)    COPIES OF THE REGISTRATION STATEMENT AND THE PROSPECTUS.
The Operating Partnership will deliver to the Agents as many signed and conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents reasonably request. The Operating Partnership will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

             (d) PREPARATION OF PRICING SUPPLEMENTS. The Operating Partnership will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Operating Partnership will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Operating Partnership's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

             (e) REVISIONS OF PROSPECTUS -- MATERIAL CHANGES. Except as otherwise provided in subsection (l) of this Section, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Operating Partnership, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Operating Partnership shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Operating Partnership will promptly prepare and file such amendment to the Registration Statement or supplement to the Prospectus, subject to Section 4(b) hereof, whether by filing documents pursuant to the 1934 Act or the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements and the Operating Partnership will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, the Operating Partnership will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

             (f) PROSPECTUS REVISIONS -- PERIODIC FINANCIAL INFORMATION. Except as otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Operating Partnership with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Operating Partnership shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

             (g) PROSPECTUS REVISIONS -- AUDITED FINANCIAL INFORMATION. Except as otherwise provided in subsection (l) of this Section, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Operating Partnership for the preceding fiscal year, the Operating Partnership shall furnish such information to the Agents, confirmed in writing, and shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

             (h) EARNINGS STATEMENTS. The Operating Partnership will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering each twelve month period beginning, in each case, not later than the first day of the Operating Partnership's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

             (i) BLUE SKY QUALIFICATIONS. The Operating Partnership will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; PROVIDED, HOWEVER, that the Operating Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Operating Partnership will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Operating Partnership will promptly advise the Agents of the receipt by the Operating Partnership of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

             (j) 1934 ACT FILINGS. The Operating Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Notes, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

             (k) STAND-OFF AGREEMENT. If specified by the applicable Agent or Agents in connection with a purchase of Notes as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Operating Partnership will not, without the prior written consent of such Agent or Agents, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Operating Partnership (other than the Notes that are to be sold pursuant to such agreement and commercial paper in the ordinary course of business).

             (l) SUSPENSION OF CERTAIN OBLIGATIONS. The Operating Partnership shall not be required to comply with the provisions of subsection
(e), (f) or (g) of this Section during any period from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Operating Partnership and (ii) no Agent shall then hold any Notes purchased as principal pursuant hereto, until the time the Operating Partnership shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from the Operating Partnership as principal.

             (m) QUALIFICATION AS REAL ESTATE INVESTMENT TRUST. The Company will use its best efforts to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Notes are to occur, unless otherwise specified in the Prospectus.

SECTION 5.   CONDITIONS OF AGENTS' OBLIGATIONS.

             The obligations of the Agents to purchase Notes as principal and to solicit offers for the purchase of Notes as an agent of the Operating Partnership, and the obligations of any purchasers of the Notes sold through an Agent as agent, will be subject to the accuracy of the representations and warranties on the part of the Operating Partnership herein and to the accuracy of the statements of the officers of the Company, as general partner of the Operating Partnership, made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Operating Partnership of all its covenants and agreements herein contained and to the following additional conditions precedent:

             (a) LEGAL OPINIONS. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to counsel for the Agents:

                    (1) OPINION OF OPERATING PARTNERSHIP COUNSEL. The favorable opinion of Bose McKinney & Evans, counsel for the Operating Partnership, to the effect that:

                           (i) The Company is a corporation duly organized and existing under and by virtue of the laws of the State of Indiana, has filed its most recent annual report required by law with the Secretary of State of Indiana or is not yet required to file such annual report, and has not filed Articles of Dissolution. The Company has corporate power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company or any Property.

                          (ii) The Operating Partnership is a limited partnership duly organized and existing under and by virtue of the laws of the State of Indiana. The Operating Partnership has partnership power and authority to conduct the business in which it is engaged and proposes to engage and to own, lease and operate its properties as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other agreements to which it is a party. The Operating Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Operating Partnership or any Property or Related Business.

                         (iii) Each of the Company's and the Operating Partnership's subsidiaries (other than the Property Partnerships) has been duly formed, and is validly existing and in good standing as a corporation or partnership under the laws of its jurisdiction of organization, with partnership or corporate power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus.

                          (iv) Each of the Company's and the Operating Partnership's subsidiaries and the Property Partnerships is duly qualified or registered as a foreign partnership or corporation in good standing and authorized to do business in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise.

                           (v) All the issued and outstanding Units have been duly authorized and are validly issued, fully paid and non-assessable, except as provided under Indiana Code
                    Section 23-16-7-8.

                          (vi) All of the issued and outstanding shares of capital stock and partnership interests, as the case may be, of each subsidiary identified in an exhibit to such counsel's opinion have been validly issued and fully paid and all such shares and partnership interests, as the case may be, that are owned by the Company, the Operating Partnership or a subsidiary, are in each case owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                              (vii) Each of the Property Partnerships has been duly formed as a partnership or a limited liability company, as the case may be, and is validly existing and in good standing as a partnership or a limited liability company under of the laws of its jurisdiction of organization; each Property Partnership has all requisite power and authority to own, lease and operate the Properties, to conduct the business in which it is engaged and to enter into and perform its respective obligations under the agreements to which it is a party. Each of the partnership or operating agreements, as the case may be, of the Property Partnerships is in full force and effect.

                              (viii) The Notes are in the form contemplated in the Indenture, have been duly authorized by the Operating Partnership for issuance, offer and sale pursuant to this Agreement and, when executed, authenticated, issued and delivered in the manner provided for in this Agreement and the Indenture, against payment of the consideration therefor, will constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits of the Indenture and such Notes will be enforceable against the Operating Partnership in accordance with their terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon payment of the purchase price and delivery of such Notes in accordance herewith, each of the purchasers thereof will receive good, valid and marketable title to such Notes, which to such counsel's knowledge, after due inquiry, are free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of the Notes conform to all statements and descriptions related thereto in the Prospectus.

                               (ix) To the best knowledge of such counsel, none of the entities comprising the Duke Group is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and none of the entities comprising the Duke Group is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of the property or assets of such entity is subject, except for defaults which are not material to the Duke Group as a whole.

                                (x) This Agreement has been duly and validly authorized, executed and delivered by the Operating Partnership and the Operating Partnership has the power and authority to perform its obligations hereunder.

                               (xi) The Indenture has been duly qualified under the 1939 Act and has been duly and validly authorized, executed and delivered by the Operating Partnership, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Operating Partnership, enforceable in accordance with its terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture conforms in all material respects to the descriptions thereof contained in the Prospectus.

                              (xii) Each of the partnership agreements to which any of the Company, the Operating Partnership or their respective subsidiaries identified in an exhibit to such counsel's opinion is a party has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation thereof, enforceable in accordance with its terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                             (xiii) The execution and delivery of this Agreement, the Indenture and the Notes, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby and thereby or in the Prospectus by the Operating Partnership, will not conflict with or constitute a breach or violation by the Operating Partnership of, or default under, or result in the creation of imposition of any lien, charge or encumbrance upon any Property or assets of the Duke Group pursuant to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement known to such counsel, after due inquiry, to which the Operating Partnership or any subsidiary is a party or by which they, any of their respective properties or other assets or any Property may be bound or subject which is material to the Duke Group as a whole; nor will such action conflict with or constitute a breach or violation by the Operating Partnership of, or default under, (A) the charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of the Operating Partnership or any subsidiary or (B) to the extent it is material, any applicable law, rule, order, administrative regulation or administrative or court decree.

                              (xiv) Assuming the Company was organized in conformity with and has satisfied the requirements for qualification and taxation as a "real estate investment trust" under the Code for each of its taxable years from and including the first taxable year for which the Company made the election to be taxed as a "real estate investment trust", the proposed methods of operation of the Company, the Operating Partnership and the Services Partnership as described in the Registration Statement and as represented by the Company, the Operating Partnership and the Services Partnership will permit the Company to continue to qualify to be taxed as a "real estate investment trust" for its current and subsequent taxable years.

                               (xv) None of the entities comprising the Duke Group is required to be registered under the 1940 Act or is or will become a "holding company" or a "subsidiary company" of a "registered holding company" as defined in the Public Utility Holding Company Act of 1935, as amended.

                              (xvi) To such counsel's knowledge, after due inquiry, (i) each entity belonging to the Duke Group possesses such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, and (ii) none of the entities comprising the Duke Group has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Duke Group considered as a single enterprise.

                             (xvii) No authorization, approval, consent or order of any court or governmental authority or agency or, to the knowledge of such counsel, any other entity is required in connection with the offering, issuance or sale of the Notes hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state or foreign securities laws, as to which such counsel need express no opinion, or real estate syndication laws or such as have been received prior to the date of this Agreement.

                            (xviii)     Each preliminary prospectus, preliminary
                    prospectus supplement and prospectus supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1933 Act Regulations thereunder.

                              (xix) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to
                    Item 12 of Form S-3
                    under the 1933 Act, at the time they were filed with the Commission, complied and will comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                               (xx) The Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                              (xxi) At the time the Registration Statement became effective and at the date hereof, the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, the financial statements and supporting schedules included therein, and the Statement of Eligibility, as to which no opinion need be rendered, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                             (xxii) There are no legal or governmental proceedings pending or, to the best of their knowledge and information, threatened which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which any of the entities comprising the Duke Group is a party or to which any of their properties is subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                            (xxiii)     The information in the Prospectus under
                    "Certain United States Federal Income Tax Considerations," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct and presents fairly the information required to be disclosed therein.

                             (xxiv)     There are no statutes, contracts,
                    indentures, mortgages, loan agreements, notes, leases or other instruments known to such counsel which are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto by the 1933 Act Regulations other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best knowledge of such counsel, no material default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

                              (xxv) To the best knowledge of such counsel, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Operating Partnership under the 1933 Act.

                             (xxvi) The Operating Partnership satisfies all conditions and requirements for filing the Registration Statement on Form S-3 under the 1933 Act and 1933 Act Regulations.

                    (2) OPINION OF COUNSEL TO THE AGENTS. The favorable opinion of Rogers & Wells, counsel to the Agents, (A) with respect to the matters set forth in Section 5(a)(1)(i) (with respect to the Company only and with respect to the first sentence only), Section 5(a)(1)(viii) (with respect to the first sentence only), Section 5(a)(1)(x) (with respect to the first clause only), Section 5(a)(1)(xi) and Section 5(a)(1)(xxi) and
     (B) containing a statement similar to the statement referred to in the first paragraph of Section 5(a)(3).

                    (3) DISCLOSURE OPINION. In giving their opinions required by subsections (a)(1) and (a)(2), respectively, of this Section 5, Bose McKinney & Evans and Rogers & Wells shall additionally state that such counsel has participated in conferences with officers and other representatives of the Operating Partnership and the independent public accountants for the Operating Partnership at which the contents of the Registration Statement and the Prospectus and related matters were discussed and in the preparation of the Registration Statement and the Prospectus and, on the basis of the foregoing, nothing has come to their attention that would lead them to believe that the Registration Statement (excluding the financial statements and financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Operating Partnership with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be) or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (excluding the financial statements and financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the date hereof (or, if such opinion is being delivered in connection with the purchase of Notes by one or more Agents as principal pursuant to Section 7(c) hereof, at the date of any agreement by such Agent or Agents to purchase Notes as principal and at the Settlement Date with respect thereto, as the case may be) included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    In giving their opinions, Bose McKinney & Evans and Rogers & Wells may rely upon, or assume the accuracy of, (A) as to all matters of fact, certificates and written statements of officers and employees of and accountants for each of the entities comprising the Duke Group and (B) as to the qualification and good standing of each of the entities comprising the Duke Group to do business in any jurisdiction, certificates of appropriate government officials or opinions of counsel in such jurisdictions, and (C) in respect to the opinion by Rogers & Wells only, as to certain matters of Indiana law, the opinion of Bose McKinney & Evans given pursuant to Section 5(a)(1) above.

             (b) OFFICER'S CERTIFICATE. At the date hereof, the Agents shall have received a certificate of the Chief Executive Officer, President or a Vice President and the chief financial officer or chief accounting officer of the Company,as general partner of the Operating Partnership, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Prospectus or since the date of any agreement by one or more Agents to purchase Notes as principal, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Operating Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the representations and warranties of the Operating Partnership contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Operating Partnership has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such officer's knowledge, are threatened by the Commission. As used in this
Section 5(b), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the Notes.

             (c) COMFORT LETTER OF KPMG PEAT MARWICK LLP. On the date hereof, the Agents shall have received a letter from KPMG Peat Marwick LLP, dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect that:

                    (i) They are independent public accountants with respect to the Company and the Operating Partnership within the meaning of the 1933 Act and the 1933 Act Regulations.

                    (ii) It is their opinion that the financial statements and supporting schedules included in the Registration Statement, or incorporated by reference therein, and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations.

                    (iii) They have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company and the Operating Partnership, a reading of the minute books of the Company, inquiries of certain officials of the Company and the Operating Partnership who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that (A) the unaudited financial statements of the Company and the Operating Partnership included in the Registration Statement, or incorporated by reference therein, do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations, or material modifications are required for them to be presented in conformity with generally accepted accounting principles, (B) the operating data and balance sheet data included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement, (C) the pro forma financial information included or incorporated by reference in the Registration Statement was not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement or (D) at a specified date not more than five days prior to the date hereof, there has been any change in the capital stock or the number of partnership interests of the Company, the Operating Partnership or their subsidiaries, as the case may be, or any increase in the debt of the Company, the Operating Partnership or their subsidiaries or any decrease in the net assets of the Company, the Operating Partnership or their subsidiaries, as compared with the amounts shown in the most recent consolidated balance sheet of the Company, the Operating Partnership and their subsidiaries, included in the Registration Statement or incorporated by reference therein, or, during the period from the date of the most recent consolidated statement of operations included in the Registration Statement or incorporated by reference therein to a specified date not more than five days prior to the date hereof, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Company, the Operating Partnership and their subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur.

                    (iv) In addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, the Operating Partnership and their subsidiaries identified in such letter.

             (d) OTHER DOCUMENTS. On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

             If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(h) hereof, the provisions concerning payment of expenses under
Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions relating to governing law and forum set forth in Section 14 and the provisions relating to parties set forth in Section 15 hereof shall remain in effect.

SECTION 6.   DELIVERY OF AND PAYMENT FOR NOTES SOLD THROUGH AN AGENT.

             Delivery of Notes sold through an Agent as agent shall be made by the Operating Partnership to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Operating Partnership and deliver such Note to the Operating Partnership and, if such Agent has theretofore paid the Operating Partnership for such Note, the Operating Partnership will promptly return such funds to such Agent. If such failure occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Operating Partnership will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Operating Partnership's account.

SECTION 7.   ADDITIONAL COVENANTS OF THE OPERATING PARTNERSHIP.

             The Operating Partnership covenants and agrees with the Agents that:

             (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each acceptance by the Operating Partnership of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Operating Partnership contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or Agents or to the purchaser or its agent, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

             (b) SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or similar changes, and other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of securities other than the Notes), (iii) (if required in connection with the purchase of Notes by one or more Agents as principal) the Operating Partnership sells Notes to such Agent or Agents as principal or (iv) if the Operating Partnership issues and sells Notes in a form not previously certified to the Agents by the Operating Partnership, the Operating Partnership shall furnish or cause to be furnished to the Agent(s) forthwith a certificate dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which were last furnished to the Agents are true and correct at the time of such amendment, supplement, filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(b) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

             (c) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula applicable to the Notes or similar changes or solely for the inclusion of additional financial information, and other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K, unless the Agents shall otherwise specify), (iii) (if required in connection with the purchase of Notes by one or more Agents as principal) the Operating Partnership sells Notes to such Agent or Agents as principal or (iv) if the Operating Partnership issues and sells Notes in a form not previously certified to the Agents by the Operating Partnership, the Operating Partnership shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinion of Bose McKinney & Evans, counsel to the Operating Partnership, or other counsel satisfactory to the Agent(s), dated the date of filing with the Commission of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 5(a)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); PROVIDED, HOWEVER, that counsel need not render the opinion required under
Section 5(a)(1)(xiv) upon the filing of any Quarterly Report on Form 10-Q which does not include information relating to such tax matters, unless the Agents shall otherwise specify.

             (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement which relates exclusively to the issuance of securities other than the Notes), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information, or (iii) (if required in connection with the purchase of Notes by one or more Agents as principal) the Operating Partnership sells Notes to such Agent or Agents as principal, the Operating Partnership shall cause KPMG Peat Marwick LLP forthwith to furnish to the Agent(s) a letter, dated the date of effectiveness of such amendment, supplement or document with the Commission, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the portions of the letter referred to in clauses
(i) and (ii) of Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(c) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Operating Partnership.

SECTION 8.   INDEMNIFICATION.

             (a) INDEMNIFICATION OF THE AGENT(S). The Operating Partnership agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                    (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information filed with the Commission pursuant to Rule 430A of the 1933 Act Regulations (the "Rule 430A Information and the Rule 434 Information") deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) any such settlement is effected with the written consent of the Operating Partnership; and

                    (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Operating Partnership by any Agent expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

             (b) INDEMNIFICATION OF OPERATING PARTNERSHIP. The Agents agree to indemnify and hold harmless the Operating Partnership, the directors of the Company, each of the officers who signed the Registration Statement, and each person, if any, who controls the Operating Partnership within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Operating Partnership by such Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

             (c) GENERAL. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by the applicable Agent(s), and, in the case of parties indemnified pursuant to Section 8(b) above, counsel to the indemnified parties shall be selected by the Operating Partnership. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

             No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

             (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel in accordance with the provisions hereof, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(2) effected without its written consent if (i) such settlement is entered into in good faith by the indemnified party more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 9.   CONTRIBUTION.

             If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

             The relative benefits received by the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Operating Partnership and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

             The relative fault of the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership or by the applicable Agent(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             The Operating Partnership and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9.
The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

             Notwithstanding the provisions of this Section 9, no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

             No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from the Operating Partnership by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 9 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from the Operating Partnership.

             For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement (or signs any amendment thereto), and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Operating Partnership.

SECTION 10.  PAYMENT OF EXPENSES.

             The Operating Partnership will pay all expenses incident to the performance of its obligations under this Agreement, including:

             (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

             (b)    The preparation, filing and reproduction of this Agreement;

             (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of Notes in book-entry form;

             (d) The fees and disbursements of the Operating Partnership's accountants and counsel, of the Trustee and its counsel, and of any calculation agent or exchange rate agent;

             (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby;

             (f) The qualification of the Notes under state securities laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Survey;

             (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

             (h) The preparation, reproducing and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto;

             (i) Any fees charged by rating agencies for the rating of the Notes;

             (j) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

             (k) The fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

             (l) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Operating Partnership; and

             (m) The cost of providing any CUSIP or other identification numbers for the Notes.

SECTION 11.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

             All representations, warranties and agreements, contained in this Agreement or in certificates, of officers of the Company, the Operating Partnership or of any of their respective subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Company, the Operating Partnership or of any of their respective subsidiaries, and shall survive each delivery of and payment for any of the Notes.

SECTION 12.  TERMINATION.

             (a) TERMINATION OF THIS AGREEMENT. This Agreement (excluding any agreement hereunder by one or more Agents to purchase Notes as principal) may be terminated for any reason, at any time by either the Operating Partnership or an Agent, as to itself, upon the giving of 10 days' written notice of such termination to the other party hereto.

             (b)    TERMINATION OF AGREEMENT TO PURCHASE NOTES AS PRINCIPAL.
The applicable Agent or Agents may terminate any agreement hereunder by such Agent or Agents to purchase Notes as principal, immediately upon notice to the Operating Partnership, at any time prior to the Settlement Date relating thereto
(i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent or Agents, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal, New York or Indiana authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (iv) if the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Operating Partnership as of the date of such agreement shall have been lowered since that date or if any such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Operating Partnership, or (v) if there shall have come to the attention of such Agent or Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 12(b), the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the related Notes.

             (c) GENERAL. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commission earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Operating Partnership but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(h) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.  NOTICES.

             Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Company or the Operating Partnership:

             Duke Realty Limited Partnership
             8888 Keystone Crossing, Suite 1200
             Indianapolis, Indiana  46240
             Attention:  Darell E. Zink, Jr.
             Telecopy No.:  (317) 574-3522

     If to the Agents:

             Merrill Lynch & Co.
             Merrill Lynch, Pierce, Fenner & Smith Incorporated
             World Financial Center
             North Tower - 10th Floor
             New York, New York  10281-1310
             Attention:  MTN Product Management
             Telecopy No.:  (212) 449-2234

             First Chicago Capital Markets, Inc.
             One First National Plaza
             Suite 0407
             Chicago, Illinois  60670
             Attention: Senior Credit Officer, Product Risk Management Telecopy No.: (312) 732-4172

             Goldman, Sachs & Co.
             85 Broad Street
             New York, New York  10004
             Attention:  Credit Department
             Telecopy No.:  (212) 346-2799

             J.P. Morgan Securities Inc.
             60 Wall Street
             3d Floor
             New York, New York  10260
             Attention:  MTN Trading Desk
             Telecopy No.:  (212) 648-5909

             UBS Securities LLC
             299 Park Avenue
             New York, New York  10171
             Attention:  Richard Messina
             Telecopy No.:  (212) 821-3667

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.  GOVERNING LAW; FORUM.

             This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law principles. Any suit, action or proceeding brought by the Operating Partnership against any Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

SECTION 15.  PARTIES.

             This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 16.  EFFECT OF HEADINGS.

             The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17.  COUNTERPARTS.

             This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

             If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Operating Partnership a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Operating Partnership in accordance with its terms.

                                   Very truly yours,

                                   DUKE REALTY LIMITED PARTNERSHIP

                                   By:  DUKE REALTY INVESTMENTS, INC.,
                                        its General Partner


                                   By:  /s/ Dennis D. Oklak
                                        -------------------------------
                                   Name: Dennis D. Oklak
                                   Title:   Vice President and Treasurer





Confirmed and Accepted, as of the date
     first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED



By:  /s/ Scott G. Primrose
     -----------------------------------
Name: Scott G. Primrose
Title:   Authorized Signatory


FIRST CHICAGO CAPITAL MARKETS, INC.



By:  /s/ Evonne W. Taylor
     -----------------------------------
Name: Evonne W. Taylor
Title:   Vice President

GOLDMAN, SACHS & CO.



/s/ Goldman Sachs & Co.
---------------------------------
     (Goldman, Sachs & Co.)



J.P. MORGAN SECURITIES INC.



By:  /s/ Keysha Bailey
     -----------------------------------
Name:   Keysha Bailey
Title:



UBS SECURITIES LLC



By:  /s/ Richard Messina
     -----------------------------------
Name:   Richard Messina
Title:  Vice President

                                                                       EXHIBIT A


     The following terms, if applicable, shall be agreed to by one or more Agents and the Operating Partnership in connection with each sale of Notes.

     Principal Amount: $____________
             (or principal amount of foreign currency or composite currency)

     Interest Rate or Formula:

             If Fixed Rate Note,
                    Interest Rate:
                    Default Rate:
                    Interest Payment Dates:

             If Floating Rate Note,
                    Interest Rate Basis:
                    Initial Interest Rate, if any:
                    Spread and/or Spread Multiplier, if any:
                    Interest Reset Date(s):
                    Index Maturity:
                    Default Rate:
                    Interest Payment Dates:
                    Maximum Interest Rate, if any:
                    Minimum Interest Rate, if any:
                    Fixed Rate Commencement Date, if any:
                    Fixed Interest Rate, if any:
                    Calculation Agent:

     If Redeemable:
             Initial Redemption Date:
             Initial Redemption Percentage:
             Annual Redemption Percentage Reduction, if any:
     If Repayable:
             Optional Repayment Date(s):

     Original Issue Date:
     Stated Maturity Date:
     Purchase Price: ___%, plus accrued interest, if any, from ________________ Settlement Date and Time:
     Specified Currency:
     Exchange Rate Agent:
     Authorized Denominations:
     Additional/Other Terms:

Also, in connection with the purchase of Notes by one or more Agents as principal, agreement as to whether the following will be required:

     Officers' Certificate pursuant to Section 7(b) of the Distribution
        Agreement.
     Legal Opinions pursuant to Section 7(c) of the Distribution Agreement. Comfort Letter pursuant to Section 7(d) of the Distribution Agreement. Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                   SCHEDULE A


     As compensation for the services of the Agents hereunder, the Operating Partnership shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                                  PERCENT OF
MATURITY RANGES                                                PRINCIPAL AMOUNT
---------------                                                ----------------

From 9 months to less than 1 year. . . . . . . . . . . . . .          .125%

From 1 year to less than 18 months . . . . . . . . . . . . .          .150

From 18 months to less than 2 years. . . . . . . . . . . . .          .200

From 2 years to less than 3 years. . . . . . . . . . . . . .          .250

From 3 years to less than 4 years. . . . . . . . . . . . . .          .350

From 4 years to less than 5 years. . . . . . . . . . . . . .          .450

From 5 years to less than 6 years. . . . . . . . . . . . . .          .500

From 6 years to less than 7 years. . . . . . . . . . . . . .          .550

From 7 years to less than 10 years . . . . . . . . . . . . .          .600

From 10 years to less than 15 years. . . . . . . . . . . . .          .625

From 15 years to less than 20 years. . . . . . . . . . . . .          .700

From 20 years to 30 years. . . . . . . . . . . . . . . . . .          .750

Greater than 30 years. . . . . . . . . . . . . . . . . . . .         *


----------------------
* As agreed to by the Operating Partnership and the applicable Agent at the time of sale.